===========================================================================

                       SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of 1934
                          _________________
Filed by the Registrant     [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          _________________

                        PROPERTY CAPITAL TRUST
           (Name of Registrant as Specified In Its Charter)
                        PROPERTY CAPITAL TRUST
                (Name of Person(s) Filing Proxy Statement)
                            _________________

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
    4) Proposed maximum aggregate value of transaction:
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount Previously Paid:
       2) Form, Schedule or Registration No.:
       3) Filing Party:
       4) Date Filed:

- ----------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

==============================================================================

                   PROPERTY CAPITAL TRUST
                   One Post Office Square
                Boston, Massachusetts  02109




                                   October 28, 1994



To The Shareholders of
  Property Capital Trust:


          You are cordially invited to the Annual Meeting of Shareholders which will be held in the Board Room, 33rd
Floor, 225 Franklin Street, Boston, Massachusetts, on
Wednesday, November 30, 1994, at 2:00 P.M.

          At the meeting, you will be asked to elect seven Trustees, to approve the Amended and Restated Deferred Stock Plan for Non-Employee Trustees, to approve the Property Capital Trust 1994 Stock Option Plan for Non-Employee Trustees, to approve certain amendments to the Property Capital Trust 1992 Stock Option Plan, to ratify the appointment of the Trust's independent auditors and to transact such other business as may properly come before the meeting.

          After the formal business meeting, we will review the past year (including the performance of the Trust's portfolio) and report on the current outlook for the Trust.
There will be time for questions and for discussions with the Trustees and officers.

          We hope you will attend the meeting in person, but we urge you in any event to complete the enclosed proxy and promptly return it in the envelope provided. If you attend the meeting, you may withdraw your proxy and vote in person.

                              Sincerely,



                              JOHN A. CERVIERI JR.
                              Managing Trustee

                   PROPERTY CAPITAL TRUST
                   One Post Office Square
                Boston, Massachusetts  02109

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To The Shareholders of Property Capital Trust:


          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Property Capital Trust (the "Trust") will be held in the Board Room, 33rd Floor, 225 Franklin Street, Boston, Massachusetts, on Wednesday, November 30, 1994, at 2:00 P.M., for the following purposes:

1.   to elect seven Trustees;

2. to approve the Amended and Restated Deferred Stock Plan for Non-Employee Trustees;

3.   to approve the Property Capital Trust 1994 Stock Option
     Plan for Non-Employee Trustees;

4.   to approve amendments to the Property Capital Trust
     1992 Stock Option Plan to (i) increase the number of shares available for award under the plan by 150,000,
     (ii) to provide for immediate vesting of options upon the occurrence of a Change of Control of the Trust and
     (iii) to change the name of the plan to the "Property
     Capital Trust 1992 Employee Stock Option Plan";

5. to ratify the appointment of Ernst & Young LLP, as the Trust's independent auditors for the fiscal year ending
     July 31, 1995; and

6. to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          Only shareholders of record at the close of business on October 20, 1994 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                              BY ORDER OF THE TRUSTEES,


                              WALTER F. LEINHARDT,
                              Secretary

Boston, Massachusetts
October 28, 1994


YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY PROMPTLY.

WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE
URGED TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY,
FOR WHICH A RETURN ENVELOPE IS PROVIDED.  IF YOU DECIDE TO
ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY
AND VOTE YOUR SHARES IN PERSON.

                   PROPERTY CAPITAL TRUST
                   One Post Office Square
                Boston, Massachusetts  02109


                       PROXY STATEMENT


           SOLICITATION AND REVOCATION OF PROXIES

          This Proxy Statement is furnished to the share-holders of Property Capital Trust (the "Trust") in connec-tion with the solicitation of proxies by the Trustees of the Trust for use at the Annual Meeting of Shareholders to be held in the Board Room, 33rd Floor, 225 Franklin Street, Boston, Massachusetts, on Wednesday, November 30, 1994, at 2:00 P.M., or any adjournments or postponements thereof.
The meeting has been called for the purposes of (i) electing seven Trustees; (ii) approving the Amended and Restated Deferred Stock Plan for Non-Employee Trustees (the "Trustee Deferred Stock Plan"); (iii) approving the Property Capital Trust 1994 Stock Option Plan for Non-Employee Trustees (the "Trustee Stock Option Plan"); (iv) approving certain amendments (the "Amendments") to the Property Capital Trust 1992 Stock Option Plan (the "Employee Stock Option Plan");
(v) ratifying the appointment of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending
July 31, 1995; and (vi) considering and acting upon such other business as may properly come before the meeting.
This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed on or about October 28, 1994, to shareholders of record on October 20, 1994.

          A proxy delivered pursuant to this solicitation may be revoked by a shareholder at any time prior to its exercise by written notice to the Secretary of the Trust, by submission of another proxy bearing a later date or by voting at the meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Trust. The mere presence at the meeting of the shareholder appointing the proxy will not revoke the appointment. If not revoked, the shares represented thereby will be voted at the meeting in accordance with the instruc-tions indicated in the proxy by the shareholder, or, if no instructions are indicated, will be voted FOR the slate of Trustees described herein, FOR approval of the Trustee Deferred Stock Plan, FOR approval of the Trustee Stock Option Plan, FOR approval of the Amendments to the Employee Stock Option Plan, FOR the ratification of the appointment of Ernst & Young LLP and, as to any other matter that may be brought before the meeting, in accordance with the judgment of the person or persons voting the same.

          Shares as to which a broker indicates it has no discretion to vote and which are not voted and abstentions will be considered not present at the Annual Meeting for purposes of determining the presence of a quorum and as unvoted for approving the election of Trustees, for approving the Trustee Deferred Stock Plan, for approving the Trustee Stock Option Plan, for approving the amendments to the Employee Stock Option Plan and for approving the appointment of Ernst & Young LLP as independent auditors. The votes of shareholders present in person or represented by proxy at the Annual Meeting will be tabulated by an inspector of elections appointed by the Trust. The inspector's duties include determining the number of shares represented at the Annual Meeting, counting all votes and ballots and determining the number of shares representing any outcome of the balloting.

          Management of the Trust is not aware of any matters not set forth herein that may come before the meet-ing. Any written notice revoking a proxy should be sent to the Trust prior to the Annual Meeting at: Property Capital
Trust, One Post Office Square, 21st Floor, Boston,
Massachusetts 02109, Attention:  Walter F. Leinhardt,
Secretary.

          All expenses in connection with this solicitation will be borne by the Trust. It is expected that solicita-tion will be made primarily by mail, but employees of the Trust may also solicit proxies for no additional compensa-tion, and Corporate Investor Communications may also solicit proxies on behalf of the Trust at an anticipated cost of $4,000 plus reimbursement of reasonable out-of-pocket expenses. The Trust will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy mate-rials to the beneficial owners of shares held of record by such persons for the purpose of obtaining authorization for the execution of proxies. The Trust will reimburse such persons and the Trust's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.


        VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

          Only holders of record of the Trust's common shares, without par value ("Common Shares"), at the close of business on October 20, 1994, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. The total number of Common Shares outstanding as of October 20, 1994 was 9,030,585. Each Common Share is entitled to one vote on each matter which may come before the meeting. The presence at the meeting in person or by proxy of one-third of the Common Shares outstanding and entitled to vote will constitute a quorum for the trans-action of business.

          To the best knowledge of the Trust, no person beneficially owns (as such term is defined in the Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the
"Exchange Act")) more than 5% of the Common Shares.

          The following table sets forth, as of October 20, 1994, information known to the Trust with respect to the beneficial ownership of Common Shares by (i) each Trustee of the Trust, (ii) each executive officer of the Trust named in the Summary Compensation Table under "Executive Compensa-tion" and (iii) all Trustees and executive officers of the Trust as a group:



                               Amount and Nature
                                 of Beneficial             Percent of
Name and Address                   Ownership 1/               Class
- ----------------               -----------------           ----------

William A. Bonn                      7,874 2/                   3/

Walter M. Cabot                        600 4/                   3/

John A. Cervieri Jr.               127,700 5/ 6/               1.4%

Robin W. Devereux                    3,500 7/                   3/

Graham O. Harrison                   1,000 8/                   3/

J. Atwood Ives                       1,600 9/                   3/

Walter F. Leinhardt                    440 10/                  3/

Norman B. Leventhal                  7,000 11/                  3/

Edward H. Linde                        500 12/                  3/

Robert M. Melzer                    25,000 13/                  3/

John J. Monkouski                        0 14/                  3/

Glenn P. Strehle                     1,000 15/                  3/

Michael I. Sucoff                    5,000 16/                  3/

All Trustees and
  executive officers
  as a group
  (14 persons)                     182,714 17/                  1.9%
_______________

1/ Nature of beneficial ownership is sole voting and investment power except as indicated in subsequent notes.

2/ Represents 3,874 Common Shares held on Mr. Bonn's behalf through the PCT 401(k) Plan and Trust, the defined contribution plan sponsored by the Trust, of which Mr. Bonn is a Trustee and 4,000 Common Shares issuable upon exercise of vested employee stock options. Does not include 28,500 Common Shares issuable upon exercise of employee stock options which have not yet vested.

3/   Less than 1%.

4/ Does not include 11,022 Common Shares allocated, subject to shareholder approval of the Trustee Deferred
     Stock Plan, to Mr. Cabot pursuant to such plan, at July 31, 1994.

5/ Includes 105,400 Common Shares owned by Mr. Cervieri's wife or held by her as custodian and/or Trustee, or by Mr. Cervieri's children. Mr. Cervieri disclaims any beneficial interest in such shares.

6/ Includes 20,300 Common Shares held for the benefit of Mr. Cervieri through a profit-sharing trust, of which Mr. Cervieri is a Trustee. Does not include 32,341
     Common Shares allocated, subject to shareholder approval of the Trustee Deferred Stock Plan, to Mr. Cervieri pursuant to such plan, at July 31, 1994.

7/   Represents 1,000 Common Shares held through an
     Individual Retirement Account owned and controlled by Ms. Devereux and 2,500 Common Shares issuable upon exercise of vested employee stock options. Does not include 20,000 Common Shares issuable upon exercise of employee stock options which have not yet vested.

8/ Does not include 28,425 Common Shares allocated, subject to shareholder approval of the Trustee Deferred
     Stock Plan, to Mr. Harrison pursuant to such plan, at July 31, 1994.

9/ Includes 600 Common Shares owned by Mr. Ives' wife as Trustee. Mr. Ives disclaims any beneficial interest in such shares. Does not include 28,608 Common Shares allocated, subject to shareholder approval of the Trustee Deferred Stock Plan, to Mr. Ives pursuant to such plan at July 31, 1994.

10/ Includes 400 Common Shares owned by Mr. Leinhardt's wife. Mr. Leinhardt disclaims any beneficial interest in such shares. Does not include 2,347 Common Shares allocated, subject to shareholder approval of the Trustee Deferred Stock Plan, to Mr. Leinhardt pursuant to such plan at July 31, 1994.

11/ Includes 2,000 Common Shares owned by Mr. Leventhal's wife. Mr. Leventhal disclaims any beneficial interest in such shares. Does not include 6,968 Common Shares allocated, subject to shareholder approval of the Trustee Deferred Stock Plan, to Mr. Leventhal pursuant to such plan, at July 31, 1994.

12/ Does not include 6,291 Common Shares allocated, subject to shareholder approval of the Trustee Deferred Stock
     Plan, to Mr. Linde pursuant to such plan, at July 31, 1994.

13/ Includes 16,000 Common Shares held for the benefit of Mr. Melzer through a profit-sharing trust, of which Mr. Melzer is a Trustee and 8,000 Common Shares issuable upon exercise of vested employee stock options. Does not include 57,000 Common Shares issuable upon exercise of employee stock options which have not yet vested.

14/ Does not include 13,000 Common Shares issuable upon exercise of employee stock options which have not yet vested.

15/ Does not include 2,347 Common Shares allocated, subject to shareholder approval of the Trustee Deferred Stock Plan, to Mr. Strehle pursuant to such plan, at July 31,
     1994.   The Massachusetts Institute of Technology
     ("M.I.T.") owns 350,000 Common Shares with respect to which Mr. Strehle has voting and investment power by virtue of his position as Vice President for Finance of M.I.T., subject to the policies and procedures of the Investment Committee of M.I.T of which Committee Mr. Strehle is an ex-officio member. In addition, the M.I.T. Retirement Plan owns 240,047 Common Shares with respect to which Mr. Strehle has voting and investment power by virtue of his position as Chairman of the Board of Trustees of the M.I.T. Retirement Plan. Mr. Strehle disclaims beneficial ownership of the Common Shares owned by M.I.T. and the M.I.T. Retirement Plan.

16/ Includes 2,000 Common Shares issuable upon exercise of vested employee stock options. Does not include 15,500
     Common Shares issuable upon exercise of employee stock options which have not yet vested.

17/ Includes shares owned by members of the immediate families of certain Trustees and officers, as to which shares the relevant Trustee or officer disclaims beneficial ownership.

                  I.  ELECTION OF TRUSTEES

          The persons named in the accompanying Proxy will vote the proxies received by them, unless they are instructed therein to refrain from voting, for the election of the seven nominees named below as Trustees, each to serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified or until the Trustee's earlier resignation or removal. All of the nominees are currently Trustees of the Trust and were previously elected by the shareholders of the Trust. J. Atwood Ives and Norman B. Leventhal, who currently serve as members of the Board of Trustees, have decided not to stand for reelection as Trustees. If any nominee does not remain a candidate at the time of the meeting, a situation which management does not now anticipate, proxies will be voted for a substitute nominee, if any, designated by the remaining Trustees.

          The affirmative vote of a plurality of the votes cast by holders of Common Shares at the meeting is required for the election of Trustees.

          The following table sets forth, as of October 20, 1994, certain information concerning the seven nominees:



                           Principal Occupation
Nominee and Positions        for Past 5 Years,           Trustee
   Held With Trust         Affiliations and Age           Since
- ---------------------      --------------------          -------

Walter M. Cabot            Senior Advisor of              1982
Trustee(1)(3)              Standish, Ayer & Wood,
                           Inc., Boston, MA,
                           investment counsellors,
                           since 1991; Director of
                           General Reinsurance
                           Company, Greenwich, CT;
                           Trustee and Treasurer,
                           Wellesley College,
                           Wellesley, MA;
                           Chairman, Board of
                           Governors, New England
                           Medical Center; prior
                           to 1991, Director,

                           Principal Occupation
Nominee and Positions        for Past 5 Years,           Trustee
   Held With Trust         Affiliations and Age           Since
- ---------------------      --------------------          -------


                           President & Chief
                           Executive Officer of
                           the Harvard Management
                           Company, Inc., Boston,
                           MA, the endowment
                           management subsidiary
                           of Harvard University,
                           and Deputy Treasurer of
                           Harvard University
                           (Age 61).


John A. Cervieri Jr.       Managing Trustee of the        1969
Managing Trustee (1)       Trust since 1992; prior
                           to 1992, Managing
                           Trustee and Chief
                           Executive Officer of
                           the Trust; Chairman and
                           President of Property
                           Capital Associates,
                           Inc., formerly known as
                           Property Capital
                           Advisors, Inc. (the
                           "Advisor") (the former
                           investment advisor to
                           the Trust) and its
                           affiliates; Director of
                           BayBanks, Inc., and
                           BayBank Boston, N.A.,
                           Boston, MA; Chairman
                           and Chief Executive
                           Officer of Americana
                           Hotels and Realty
                           Corporation, Boston,
                           MA; Trustee of New
                           England Medical Center
                           (Age 63).

                           Principal Occupation
Nominee and Positions        for Past 5 Years,           Trustee
   Held With Trust         Affiliations and Age           Since
- ---------------------      --------------------          -------

Graham O. Harrison         Director, Beacon               1980
Trustee(2)                 Properties Corporation,
                           Boston, MA, since May,
                           1994; Manager and
                           Investment Committee
                           Chairman, Swarthmore
                           College; prior to May,
                           1994, Vice President
                           and Chief Investment
                           Officer of the Howard
                           Hughes Medical Insti-
                           tute, Chevy Chase, MD.
                           (Age 71).

Walter F. Leinhardt         Partner of Paul, Weiss,       1969
Trustee and                 Rifkind, Wharton &
Secretary(2)                Garrison, New York, NY,
                            law firm (Age 62).

Edward H. Linde             President of Boston           1985
Trustee(1)(3)               Properties Inc.,
                            Boston, MA, builders
                            and developers
                            (Age 53).

Robert M. Melzer            President and Chief           1992
Trustee, President and      Executive Officer of
Chief Executive Officer     the Trust, since 1992;
                            prior to 1992, Presi-
                            dent and Treasurer of
                            the Trust; Director of
                            PCA Institutional
                            Advisors, a former
                            affiliate of the
                            Advisor, and its
                            affiliates; Vice Chair-
                            man, Board of Trustees,
                            of Beth Israel Hospital
                            (Age 53).

                           Principal Occupation
Nominee and Positions        for Past 5 Years,           Trustee
   Held With Trust         Affiliations and Age           Since
- ---------------------      --------------------          -------

Glenn P. Strehle            Vice President for            1993
Trustee(2)                  Finance (since June
                            1994), Treasurer (since
                            1975) and Vice Presi-
                            dent for resource
                            development (from 1986
                            to June 1994) of the
                            Massachusetts Institute
                            of Technology,
                            Cambridge, MA; member
                            of MIT Executive and
                            Investment Committee;
                            Chairman of the
                            Trustees of the MIT
                            Retirement Plan;
                            Director of SofTech,
                            Inc. and BayBanks, Inc.
                            and BayBank Boston,
                            N.A. (Age 58).

_______________

(1)  Member of the Executive Committee.

(2)  Member of the Audit Committee.

(3)  Member of the Compensation Committee.

          Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Trust's Trustees, executive officers and beneficial owners of more than 10% of the Trust's Common Shares to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the American Stock Exchange. The Trust believes that during fiscal year 1994, all filing require-ments applicable to its Trustees, executive officers and beneficial owners of more than 10% of the Trust's Common Shares have been complied with except that the Initial Statement of Beneficial Ownership of Securities on Form 3 was filed late by Randolph L. Kazazian, a Vice President of the Trust. Mr. Kazazian became a Vice President of the Trust on November 23, 1993, and his Form 3, indicating no beneficial ownership of any Common Shares of the Trust, was filed late on February 22, 1994.

          During fiscal 1994, there were six meetings of the Board of Trustees. The Trust has standing Audit, Executive and Compensation Committees. The Audit Committee, which during fiscal 1994 was composed of Messrs. Harrison,

Leinhardt and Strehle and two Trustees who are not standing for reelection, J. Atwood Ives and Norman B. Leventhal, none of whom was affiliated with the Trust's former investment advisor nor employed by the Trust ("Outside Trustees"), met three times during fiscal 1994. The function of the Audit Committee is to supervise all relations between the Trust and its independent auditors, including participating in the planning for the annual audit and receiving and reviewing the results of that audit.

          The Executive Committee (which during fiscal 1994 was composed of Messrs. Cabot, Cervieri, Ives and Linde) is responsible, among other things, for addressing major issues which arise between scheduled Trustees' meetings. During fiscal 1994, the Executive Committee did not hold meetings, but its members discussed by telephone from time to time matters concerning the Trust's business.

          The Compensation Committee (which during fiscal 1994 was composed of Messrs. Cabot, Ives and Linde) met two times during fiscal 1994. During fiscal 1994 the Compensation Committee was responsible for administering the Employee Stock Option Plan and for making decisions concerning the compensation of the Trust's executive officers which, in the case of Mr. Melzer, are subject to ratification by the full Board of Trustees.

          During fiscal 1995 the Audit and Compensation Committees will continue to be composed entirely of Outside Trustees. The Trust does not have a standing Nominating Committee. During fiscal 1994, each Trustee attended at least 75% of the meetings of the Board and of each committee on which such Trustee served except Mr. Cabot and Mr. Linde.


Compensation of Trustees

          Each Trustee receives a base fee of $833 per month and each member of the Executive Committee and each member of the Audit Committee receives a fee of $417 per month. Members of the Compensation Committee do not receive any additional compensation. In addition, each Trustee receives $1,000 for each meeting attended. Trustees' fees totaled $170,000 in fiscal 1994. The Trust also reimburses the Trustees for their expenses incurred in attending meetings of the Trustees. For fiscal 1994, reimbursed expenses totaled $4,906. Mr. Melzer receives no compensation for serving as a Trustee.

          Historically, the Trust has had a deferred compensation plan for the non-employee Trustees pursuant to which such Trustees could elect to defer payment of their base fees and meeting fees until a future selected date.

Under the deferred compensation plan the deferred fees were payable by the Trust on such future selected date in a lump sum or over a period, as selected by the Trustee, in cash.
The plan provided that the Trustees could elect to direct the investment of their deferred fees so that such fees would earn income at a rate equivalent to either the return on Common Shares or based upon negotiable three-month
Certificates of Deposit. All eight Trustees that received compensation from the Trust in calendar 1994 committed to invest their calendar 1994 deferred fees at a rate measured by the return on Common Shares.

          The Trustees have voted to amend and restate the deferred compensation plan, subject to shareholder approval, to provide, among other things, for the payment of Trustees' deferred fees solely in Common Shares rather than in cash and for the reinvestment in Common Shares of dividends payable from time-to-time on the Common Shares to which each Trustee is entitled. See "II. Approval of Amended and Restated Deferred Stock Plan for Non-Employee Trustees."



                   EXECUTIVE COMPENSATION


Summary Compensation of Executive Officers

          The following table sets forth the compensation awarded to, earned by or paid to the Chief Executive Officer and the four other most highly compensated executive offi-cers during the fiscal years ended July 31, 1994, July 31, 1993 and July 31, 1992 for services rendered in all capa-cities to the Trust and its subsidiaries.

                      Summary Compensation Table(1)
                      -----------------------------

                                                                                                  Long-term
                                                          Annual Compensation                   Compensation
                                                 --------------------------------------         ------------

                                     Fiscal                                Other Annual            Options            All Other
                                      Year        Salary        Bonuses    Compensation            Granted           Compensation
Name and Principal Position         Ended (2)       $              $            $                     #                   $
- ----------------------------        ---------     ------        -------    -------------        ------------         ------------

Robert M. Melzer . . . . . .        7/31/94        216,000       25,000          0                25,000(4)           8,682(6)
President, Chief Executive          7/31/93        200,000            0          0                40,000(5)           4,718(7)
Officer and Chief Financial         7/31/92           ---           ---        ---                   ---                 ---
Officer

William A. Bonn . . . . . . .       7/31/94        175,000       15,000          0                12,500(4)           8,422(6)
Senior Vice President,              7/31/93        150,000(3)         0          0                20,000(5)           2,748(7)
Counsel and Assistant               7/31/92            ---          ---        ---                   ---                 ---
Secretary

John J. Monkouski . . . . . .       7/31/94        118,000       10,000          0                 5,000(4)           2,823(6)
Vice President                      7/31/93        115,000            0          0                10,000(5)           2,158(7)
                                    7/31/92          ---            ---        ---                   ---                ---


Michael I. Sucoff                   7/31/94        106,000       10,000          0                  7,500(4)          4,618(6)
Vice President                      7/31/93         84,398(8)         0          0                 10,000(5)          3,122(7)
                                    7/31/92            ---          ---        ---                    ---               ---

Robin W. Devereux                   7/31/94        88,000        10,000          0                  10,000(4)         5,011(6)
Vice President                      7/31/93        80,000           --0        --0                  12,500(5)         1,569(7)
and Treasurer                       7/31/92           ---           ---        ---                     ---              ---

_______________

(1)The columns designated by the Securities and Exchange Commission ("SEC") for the reporting of certain long-term compensation, including awards of restricted stock and long-term incentive plan payouts, have been eliminated as no such awards or payouts were made during the period covered by the table.

(2)The Trust internalized its management effective as of August 1, 1992. Prior to August 1, 1992, none of the Trust's executive officers received any compensation from the Trust for services rendered to the Trust and its subsidiaries as the Trust, pursuant to an advisory contract, had retained the Advisor to act as its advisor and provide such services.
  Four of the above five executive officers were formerly employed by the Advisor under its advisory contract with the Trust, which expired on July 31, 1992 and was not renewed. Accordingly, pursuant to applicable rules promulgated by the SEC, no compensation information is required to be disclosed about the executives' compensation in respect of the fiscal year ended July 31, 1992.

(3)In connection with the internalization of the Trust's management, the Trust agreed to permit Mr. Bonn to continue to perform certain services to the Advisor and its affiliates for which the Advisor and its affiliates paid the Trust based upon the number of hours worked by Mr. Bonn on such matters. The Trust further agreed that Mr. Bonn could receive up to a maximum of $25,000 of such amounts paid to the Trust by the Advisor and its affiliates for the services rendered by Mr. Bonn during fiscal 1993 to the Advisor and its affiliates with the balance being retained by the Trust. During fiscal 1993, Mr. Bonn received $25,000 from the Advisor and its affiliates for such services. Because such amount was not paid by the Trust for services rendered by Mr. Bonn to the Trust and its subsidiaries or at the request of the Trust and its subsidiaries, such amounts are not included in the Summary Compensation Table above.

(4)Effective as of January 6, 1994, the Compensation Committee awarded options to acquire Common Shares of the Trust to key employees of the Trust, including all five named executive officers, at the closing price of the Common Shares on the American Stock Exchange on such date ($6.375). The options were awarded pursuant to the Employee Stock Option Plan.

(5)Effective as of January 8, 1993, the Compensation Committee awarded options to acquire Common Shares of the Trust to key employees of the Trust, including all five named executive officers, at the closing price of the Common Shares on the American Stock Exchange on such date ($3.75). The options were awarded pursuant to the Employee Stock Option Plan.

(6)These amounts represent (i) amounts contributed by the Trust on a matching basis with contributions made by employees and on a profit-sharing basis under the PCT 401(k) Plan and Trust ($8,450 for Mr. Melzer, $8,190 for
  Mr. Bonn, $2,591 for Mr. Monkouski, $4,386 for Mr. Sucoff, and $4,779 for Ms. Devereux), (ii) premiums paid by the Trust for term life insurance policies (in the aggregate face amount of $50,000 for each executive officer) ($232 for each of Messrs. Melzer, Bonn, Monkouski, Sucoff and Ms. Devereux).

(7)These amounts represent (i) amounts contributed by the Trust on a matching basis with contributions made by employees under the PCT 401(k) Plan and Trust ($4,497 for Mr. Melzer, $2,527 for Mr. Bonn, $1,937 for Mr. Monkouski, $3,000 for Mr. Sucoff, and $1,348 for Ms. Devereux), (ii) premiums paid by the Trust for term life insurance policies (in the aggregate face amount of $50,000 for each executive officer) ($221 for each of Messrs. Melzer, Bonn, and Monkouski, and Ms. Devereux and $122 for Mr. Sucoff).

(8)During fiscal 1993, Mr. Sucoff's annual salary was $100,000. He only received $84,398 as he commenced employment with the Trust in September 1992.

Stock Option Grants

          The following table sets forth certain information concerning stock option grants to the named executive offi-cers during the last fiscal year under the Employee Stock Option Plan. The Trust does not grant stock appreciation rights ("SARs") of any kind.

                   Option Grants in Last Fiscal Year(1)


                                    % of Total                                             Grant Date
                                    Options/SARs                                             Value
                                    Granted to           Exercise or                       Grant Date
                       Options      Employees in         Base Price       Expiration       Present Value
Name                 Granted (#)    Fiscal Year          ($/Sh)(1)           Date             ($)(3)
- ----                 -----------    -----------          -----------      ----------       -------------

Robert M. Melzer       25,000(2)        36%                $6.375           1/6/04            $37,250

William A. Bonn        12,500(2)        18%                $6.375           1/6/04            $18,625

John J. Monkouski       5,000(2)         7%                $6.375           1/6/04            $ 7,450

Michael I. Sucoff       7,500(2)        11%                $6.375           1/6/04            $11,175

Robin W. Devereux      10,000(2)        15%                $6.375           1/6/04            $14,900

_______________


(1)All options were granted on January 6, 1994 and have an exercise price equal to the closing price of the Common Shares on the American Stock Exchange on January 6, 1994 ($6.375).

(2)One-fifth of the options granted will vest on each of the first, second, third, fourth and fifth anniversaries of the date of grant and the options will be exercisable at any time between the date of vesting and January 6, 2004.

(3)These values were calculated using a Black-Scholes option pricing model. The actual value, if any, that an executive may realize will depend on the excess, if any, of the stock price over the exercise price on the date the options are exercised, and no assurance exists that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The following assumptions were used in the calculations:

  (a)  assumed option term of 5 years;
  (b)  stock price volatility factor of 0.34;
  (c)  7.0% annual discount rate;
  (d)  assumes a 5.64% dividend rate; and
  (e) 0% discount to Black-Scholes ratio for each year an option remains unvested.


Option Exercises/Value of Unexercised Options

          The following table sets forth certain information concerning unexercised options to purchase Common Shares of the Trust held at the end of fiscal 1994 by the named executive officers. No named executive officers have any SARs.



         Aggregated Option/Exercises in Last Fiscal Year and
                    Fiscal Year End Option Values

                                                                 Number of Unexercised                  Value of Unexercised
                         Shares                                  Options/SARs at Fiscal                 in-the-money Options
                        Acquired on           Value              Year-end (#)                           at July 31, 1994(1)($)
Name                   Exercises (#)         Realized         Exercisable    Unexercisable          Exercisable     Unexercisable
- --------------         -------------         --------         -----------    -------------          -----------     -------------

Robert M. Melzer             0                  $0                8,000          57,000               $17,000          $121,125
William A. Bonn              0                  $0                4,000          28,500               $ 8,500          $ 60,563
John J. Monkouski        2,000                  $5,150                0          13,000               $     0          $ 27,625
Michael I. Sucoff            0                  $0                2,000          15,500               $ 4,250          $ 32,938
Robin W. Devereux            0                  $0                2,500          20,000               $ 5,313          $ 42,500

_______________

(1) Based upon the closing sale price of the Common Shares on July 31, 1994 ($5.875) on the American Stock Exchange minus the option exercise price ($3.75) of in-the-money stock options.




Termination of Employment and
Change of Control Arrangements

          The Trust is a party to five-year Termination Agreements (the "Termination Agreements") with Messrs. Melzer and Bonn (the "Executives"). During the term of the Termination Agreements, upon the occurrence of a "change of control" of the Trust, the Executives would be entitled to a payment from the Trust equal to 150% (in the case of Mr. Melzer) or 100% (in the case of Mr. Bonn) of such Execu-tive's annual base salary at the date of such change of control if during the six months following such change of control the Executive elects to terminate his employment.

          The Termination Agreements also provide for the Trust to make certain payments equal to a percentage (150% for Mr. Melzer or 100% for Mr. Bonn) of annual base salary on the date of termination to each Executive if such execu-tive is terminated by the Trust other than for "cause" or if the Executive resigns for "good reason." The Termination Agreements provide that termination for "cause" may occur if
(i) the Executive engages in fraud, misappropriation, embez-zlement or any other conduct that either results in his con-viction for a felony under the laws of the United States or any State or is designed to result, directly or indirectly, in improper gain or personal enrichment of the Executive at the expense of the Trust, or any of its affiliates, or
(ii) in the reasonable opinion of the Trustees, the Execu-tive has willfully failed to perform material duties of his office following a cure period. The Termination Agreements provide that the Executive may resign for "good reason" if
(i) the Executive is removed from his current position with the Trust (other than if he is terminated for cause or receives an equivalent or more senior position with the Trust), (ii) the Executive is assigned duties materially inconsistent with his position, responsibilities, reporting requirements and status or the Trust takes any action which results in a material diminution of his position, authority, duties, responsibilities, reporting requirements or status, subject in each case to a cure right, (iii) the Executive's annual base salary is reduced or (iv) the Trust relocates its current headquarters outside the greater metropolitan Boston area. The Termination Agreements also require that each Executive provide the Trust with at least six months' written notice prior to a voluntary cessation of employment with the Trust that does not qualify for payment of a termination fee.

          A "change of control" as defined in the Termina-tion Agreements will have occurred if, (i) after the effec-tive date of the Termination Agreements, any person (as such term is used in the Exchange Act) becomes a beneficial owner directly or indirectly of securities representing 25% or more of the combined voting power of the then outstanding voting securities of the Trust or (ii) a merger, consoli-dation, a sale of all or substantially all of the assets of the Trust or contested election of Trustees, or any combina-tion of the foregoing, occurs and within two years after the occurrence of any of the foregoing, the individuals who are Trustees (excluding any employee of the Trust) immediately prior thereto shall cease to constitute a majority of the Board of Trustees of the Trust or the Board of Trustees or Directors of the Trust's successor.

          No payments are due under a Termination Agreement in respect of any termination occurring after the fifth anniversary of the effective date thereof (October 19, 1992).

Board Of Trustee Interlocks and Insider Participation

          During fiscal 1994 the Trust's Compensation
Committee was composed of three Outside Trustees, and made compensation decisions regarding the executive officers of the Trust subject, in the case of Robert M. Melzer, President and Chief Executive Officer of the Trust, to ratification by the full Board of Trustees. Although Mr. Melzer is a member of the Board of Trustees, he does not participate in the Board's discussions regarding his compensation. John A. Cervieri Jr. is the former Managing Trustee and Chief Executive Officer of the Trust.
Mr. Cervieri currently serves as the Managing Trustee of the Trust and does participate in the Board's discussions regarding Mr. Melzer's compensation. In addition, Messrs. Melzer and Cervieri are principals of PCA Institutional Advisors ("PCAIA"), an affiliate of the Advisor which has entered into an agreement with the Trust described below. See "Certain Relationships and Related

Transactions." Finally, Mr. Leinhardt is affiliated with an entity which received payments from the Trust in fiscal 1994 which are described below. See "Certain Relationships and Related Transactions." Mr. Leinhardt participated in the Board's compensation discussions concerning Mr. Melzer during fiscal 1994.

Compensation Committee's Report on Compensation

          The Trust had a standing Compensation Committee during fiscal 1994 and, accordingly, decisions regarding the compensation of the executive officers were made by the Compensation Committee subject, in the case of Robert M. Melzer, President and Chief Executive Officer of the Trust, to ratification by the full Board of Trustees. Mr. Melzer did not participate in discussions regarding his own compensation.

          During fiscal 1994, the compensation of an executive officer of the Trust includes cash compensation consisting of base salary plus bonuses (if any), and participation in certain benefit plans generally available to employees of the Trust such as the Trust's 401(k) plan, health insurance and stock options. The Compensation
Committee fixed the annual salary of, and awarded cash bonuses to, the executive officers of the Trust subject, in the case of Robert M. Melzer, President and Chief Executive
Officer of the Trust, to ratification by the full Board of Trustees.

          Executive officers of the Trust also are eligible to participate in the Trust's Employee Stock Option Plan. One of the purposes of the Plan is to link a significant portion of executive officers' total pay to the Trust's long-term share performance. The Plan provides key employees, including the executives listed in the Summary Compensation Table, with incentives that are contingent upon long-term increases in the Trust's Common Share price. During fiscal 1994, the Compensation Committee awarded stock options to Mr. Melzer and all of the Trust's other executive officers. The options granted by the Compensation Committee to each executive officer vest over a five-year period provided such executive remains employed by the Trust and, accordingly, are also an incentive for executives to remain at the Trust.

          In establishing officers' salaries and bonuses for the 1994 fiscal year, the Compensation Committee examined both the base salaries and bonuses such persons were being paid by the Trust and the compensation paid to officers by public companies with market capitalizations similar to the Trust, primarily other publicly-traded real estate investment trusts. In addition, the Compensation Committee generally seeks to link the compensation paid to the executive officers of the Trust to the performance of the Trust and, for certain executive officers, the performance of Trust investments for which they have responsibility. Specifically, the indicators of corporate performance which the Committee relied upon in making such decisions were the achievement of Trust and individual investment projections and budgets, success in leasing owned properties, consummation of targeted dispositions of Trust investments as well as the consideration received by the Trust from the purchasers in connection with such dispositions and the individual efforts and accomplishments of each executive officer in achieving such objectives.

          With regard to Mr. Melzer's salary and bonus during fiscal 1994, the Compensation Committee considered all of the indicia of performance that it considered for the other executive officers of the Trust. The Compensation Committee took into consideration the salaries and bonuses being paid to chief executive officers of public companies with market capitalizations similar to the Trust, primarily other publicly-traded real estate investment trusts and the ability of Mr. Melzer to work effectively with the Trustees and to direct the overall activities and performance of the other officers and employees of the Trust. The Compensation Committee also focused on the following significant improvements in the Trust's affairs brought about under Mr. Melzer's stewardship during the prior year: (i) the improvement in the Trust's liquidity as exemplified by the reduction in its bank borrowings from $22,300,000 at July 31, 1992 to $16,530,000 at July 31, 1993 and an agreement by the bank that funds could be utilized to redevelop Loehmann's Fashion Island; (ii) the continuation of a major redevelopment of Loehmann's Fashion Island with an improvement in leasing from 63% at July 1992 to 80% at July 31, 1993; (iii) the sale of Lakeside Apartments for $9,500,000 (resulting in a gain of $7,700,000) and the placement of a new first mortgage on Eagle Apartments in the amount of $6,000,000, all of which funds were utilized to reduce the Trust's bank borrowings; (iv) the resolution of the Chapter 11 reorganization proceedings filed by a lessee/mortgagor of an investment partnership of which the Trust is the general partner for 3,000 apartment units in Houston, Texas which resulted the resumption of payments of rent and interest to the investment partnership in November 1993; and (v) the restructuring of several structured transactions, most notably the resolution of the involuntary bankruptcy proceeding filed against the lessee of the Trust at the City Center Holiday Inn in Chicago, Illinois. As discussed above, the Compensation Committee awarded
Mr. Melzer an additional 25,000 options pursuant to the Employee Stock Option Plan at the closing price of the Common Shares on the date of grant, which award the

Compensation Committee considered an appropriate long-term incentive for Mr. Melzer.

          By the Fiscal 1994 Compensation Committee:

          Walter M. Cabot
          J. Atwood Ives
          Edward H. Linde


Performance Graphs

          The following line graph compares the yearly percentage change in the cumulative total shareholder return on the Trust's Common Shares against the cumulative total return of the American Stock Exchange Market Index and the National Association of Real Estate Investment Trust Total Return Index for Hybrid REITS (the "Hybrid Index") for the period of five years commencing August 1, 1989 and ended on the last day of the Trust's last completed fiscal year, July 31, 1994. The graph assumes an investment of $100 on August 1, 1989, a reinvestment of dividends and actual increase of the market value of the Trust's Common Shares relative to an initial investment of $100. The Trustees believe that the Hybrid Index is the most relevant index of a peer group for the Trust because the Trust's portfolio consists of wholly-owned properties, structured investments and mortgages.

[Performance Graph filed with Securities and Exchange Commission under Form SE]

          The following line graph utilizes the same indices as those utilized in the graph shown above, except that the graph set forth below shows such information for the period July 31, 1992 through July 31, 1994. The Trust internalized its management on August 1, 1992.

[Performance Graph filed with Securities and Exchange Commission under Form SE]

          The Trust believes the information provided in the above two performance graphs has only limited relevance to an understanding of the Trust's compensation policies during the indicated period as the Trust believes that the graph does not reflect all matters appropriately considered by the Trust in developing its compensation strategy.

       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          In connection with the internalization of the Trust's management, the Trust and PCAIA (of which Messrs. Cervieri and Melzer, and two former officers of the Trust and members of their families are principals), reached an agreement pursuant to which the Trust, effective as of August 1, 1992, assumed day-to-day responsibility for rendering services under advisory agreements (the "Advisory Agreements") between PCAIA and four investment partnerships (Property Capital Midwest Associates, L.P., PCA Southwest Associates Limited Partnership, PCA Canyon View Associates Limited Partnership and PCA Crossroads Associates, Ltd.) in which the Trust is a general partner (referred to collec-tively as the "Subject Partnerships") and an advisory agreement with respect to a loan participation in which the Trust serves as the lead lender (referred to as the "Lisle Participation"). The requisite approvals of the limited partners in the Subject Partnerships and participants in the Lisle Participation were obtained and the Trust assumed the duties under the Advisory Agreements.

          In return for the Trust is taking over from PCAIA the management services for the Subject Partnerships and the Lisle Participation, the Trust receives annually the first $150,000 (which amount generally corresponded to the addi-tional expenses incurred by the Trust in the performance of such tasks) payable pursuant to the Advisory Agreements plus 50% of additional amounts payable pursuant to the Advisory Agreements; the Trust's share of such additional amounts aggregated $140,209 in fiscal 1994. PCAIA received the remaining 50% of such payments in excess of $150,000. Excluded from the foregoing arrangement is the termination fee payable pursuant to the PCA Crossroads Associates, Ltd. ("Crossroads") advisory agreement, which fee will be payable solely to PCAIA.

          Commencing on August 1, 1997, the Trust may termi-nate the foregoing sharing arrangement and thereby receive 100% of all payments under the Advisory Agreements (other than the termination fee payable pursuant to the Crossroads advisory agreement) by paying PCAIA an amount (the "Buy-Out Amount") equal to three times the average of the annual payments received by PCAIA under such sharing arrangement during the two prior fiscal years, calculated, however, without reference to payments attributable to properties sold or otherwise disposed of during such fiscal years. The Buy-Out Amount is payable by the Trust in three annual installments, in arrears, with interest accruing on the unpaid principal amount of such payment at the prime rate of the Trust's primary bank lender. The Buy-Out Amount is reduced in the event that properties are sold or otherwise disposed of during the three years over which such amount is payable.

          During fiscal 1994 the Trust and Property Capital
Advisors, Inc. and its affiliates terminated their agreement to share office space and each party paid the expenses

(including rent) associated with its occupancy of such space based upon the percentage of space occupied by each party and for the applicable periods of time.

          During fiscal 1994, the Trust incurred legal fees in the amount of $392,000 (exclusive of additional amounts, if any, paid by the Trust's lessees and borrowers) with the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, of which Walter F. Leinhardt, Secretary and Trustee of the
Trust, is a partner.


  II. APPROVAL OF AMENDED AND RESTATED DEFERRED STOCK PLAN
      FOR NON-EMPLOYEE TRUSTEES ("TRUSTEE DEFERRED
      STOCK PLAN")

          The Trust historically has had in effect a deferred compensation plan for non-employee Trustees (the "Deferred Compensation Plan") pursuant to which a Trustee could elect, on an annual basis, to have the fees that would otherwise be payable in cash to the Trustee credited to an account for the Trustee's benefit. The fees would thereupon, at the Trustee's election, earn income at a rate equivalent to the return on Common Shares (i.e., "phantom stock") or based upon negotiable three-month Certificates of Deposit. The principal purpose of the Deferred Compensation Plan is to promote the long-term growth and financial success of the Trust by establishing a greater identity of interest between the Trust's non-employee Trustees and its shareholders. By agreeing to forego the payment of Trustee's fees in cash, a Trustee that participates in the Plan demonstrates a commitment to the long-term creation of shareholder value.

          During fiscal 1994, the Trustees determined that the Deferred Compensation Plan should be modified in several respects and should be submitted, as so modified, for shareholder approval. The primary reason for modifying the Deferred Compensation Plan was that, under its original structure, the Trust would have been obligated to make substantial cash payments to Trustees who elected to defer their fees upon the termination of their services with the Trust. In addition, under the existing Deferred Compensation Plan, as the price of the Trust's Common Shares rises, the cash required ultimately to pay benefits to the Trustees increases correspondingly. In order to alleviate the risk that the Trust could be required to make a significant cash outlay to satisfy the Trust's obligations under the Deferred Compensation Plan, the Trustees determined that the Plan should be modified such that the fees which a participating Trustee would otherwise be paid in cash would instead be "invested" in "share units" and ultimately paid to such Trustee in Common Shares.

          Under the proposed Trustee Deferred Stock Plan, to the extent fees are deferred by a Trustee, share units are allocated to each such Trustee's account based upon the closing price for the Common Shares on the American Stock Exchange as of the date the fees would have been earned. Share units also are allocated to reflect dividends that would have been paid on such number of Common Shares corresponding to the number of share units in a Trustee's account. Payments to a Trustee under the proposed Trustee Deferred Stock Plan (which may only be made upon death, disability or ceasing to serve as a Trustee) are to be made in the form of Common Shares based on the number of share units allocated to such Trustee.

          There are 250,000 Common Shares available under the Trustee Deferred Stock Plan, which may be authorized and unissued shares, treasury shares or shares purchased by, or on behalf of, the Trust in open-market transactions. Under certain circumstances, the number of Common Shares issuable under the Trustee Deferred Stock Plan and the share units allocable to the participating Trustees will be subject to anti-dilution adjustments. The Trust has established a separate trust to hold assets set aside to provide benefits under the Trustee Deferred Stock Plan, but to date has not funded any obligations to the Trustees under the Trustee Deferred Stock Plan. The Trustee Deferred Stock Plan will be effective only upon approval by the Trust's shareholders. If the Trust's shareholders do not approve the Trustee Deferred Stock Plan, the Trust intends to continue to offer the original Deferred Compensation Plan.

          For calendar 1994, all of the non-employee
Trustees have elected to participate in the Trustee Deferred
Stock Plan with respect to all fees payable to them.

          See Exhibit A hereto for the full text of the Trustee Deferred Stock Plan.

          The affirmative vote of majority of the votes cast by holders of Common Shares at the meeting is required for approval of the Trustee Deferred Stock Plan. The Trustees recommend that the Trust's shareholders vote FOR the Trustee Deferred Stock Plan.



New Plan Benefits Table

     The following table identifies the number of share units that were allocated to Trustees of the Trust, subject to approval of the shareholders of the Trust of the Trustee Deferred Stock Plan. The table reflects only those share units that have been allocated, subject to shareholder approval, prior to the date hereof. All share units represent fees which have already been earned by Trustees which were deferred at the election of such Trustees plus dividends payable on such share units. Pursuant to the terms of the Trustee Deferred Stock Plan the Trustees who elect to participate in the plan will exchange the cash payments due such Trusteees for services rendered to the Trust (an aggregate of $695,512 at July 31, 1994) for Common Shares following termination of service as a Trustee. Each such unit represents the right to receive one Common Share.

                      NEW PLAN BENEFITS

                   Property Capital Trust
                 Trustee Deferred Stock Plan

                                                    Number of
                                                    Common Shares
                            Dollar Value            Underlying
Name and Position           ($)(1)                  Share Units
- -----------------           -------------           --------------

Trustees as a Group            $695,512                118,385


- -------------------------
(1) Based upon a fair market value of $5.875 per share, which was the closing price for the Common Shares on the AMEX on July 31, 1994.


      III.  APPROVAL OF THE PROPERTY CAPITAL TRUST 1994
            STOCK OPTION PLAN FOR NON-EMPLOYEE TRUSTEES
            ("TRUSTEE STOCK OPTION PLAN")


        Upon reviewing current industry compensation practices and to secure and retain the services of qualified Trustees, in September 1994, it was recommended, and the Board of Trustees voted to adopt, subject to shareholder approval, the Trustee Stock Option Plan. The following is a summary of the Trustee Stock Option Plan. See Exhibit B hereto for the full text of the Plan.

        The Trustee Stock Option Plan provides for the grant of non-qualified stock options ("NQOs") to each Trustee who is not an employee of the Trust or any of its affiliates (8 persons at October 11, 1994) for the purchase of 4,000 Common Shares upon the election or re-election of such Trustee at an annual meeting of shareholders (beginning with the Trust's 1994 Annual Meeting). The exercise price of options will be equal to the Fair Market Value (as defined in the Trustee Plan) of the underlying Common Shares on the date of grant. The maximum number of Common Shares that may be issued upon the exercise of options granted under the Trustee Stock Option Plan is 100,000, subject to adjustment (as provided in the Trustee Stock Option Plan). The Trustee Stock Option Plan will be self administered to the extent required by Rule 16b-3 under the Exchange Act ("Rule 16b-3"). Options become exercisable on the day immediately preceding the next annual meeting of shareholders to occur following the date of grant, except in the event of death, disability or a Change of Control (each as defined in the Trustee Stock Option Plan) occurring prior to such annual meeting.

        The Trustee Stock Option Plan has standard anti-dilution provisions. The exercise price of options granted under the Trustee Stock Option Plan will also be reduced dollar-for-dollar (but in no event below $1.00) if in any quarter the Trust makes a distribution on its Common Shares which exceeds the sum of (i) "Income before Gains (Losses) from Real Estate Investments and Extraordinary Item" and
(ii) "Depreciation", or the successor categories for such items, as shown on the Trust's financial statements for such quarter. Options expire fifteen years from the date of grant or five years following death or Disability or termination of the optionee's services for any reason other than for "cause" (as defined in the Trustee Stock Option
Plan).

        The Common Shares purchased upon the exercise of an option granted under the Trustee Stock Option Plan are to be paid for: (i) in cash, check or money order payable to the order of the Trust or (ii) through the delivery of other Common Shares having an aggregate fair market value equal to the total exercise price of the option being exercised.

        See "Federal Income Tax Consequences" for a discussion of the tax consequences of NQOs.

        The affirmative vote of a majority of the votes cast by holders of Common Shares at the meeting is required for approval of the Trustee Stock Option Plan. The Trustees recommend that the Trust's shareholders vote FOR the Trustee Stock Option Plan.


Federal Income Tax Consequences


     The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the Trustee Stock Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular optionee or the Trust. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. Each holder of an option should consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Trustee Stock Option Plan. This discussion is based on the Code as currently in effect.

     No income will generally be recognized by the optionee at the time the option is granted.

     Generally, on exercise of an NQO, the amount by which the fair market value of the shares of the common stock underlying the options on the date of exercise exceeds the purchase price of such shares will be taxable to the optionee as ordinary income, and will be deductible for tax purposes by the issuer in the year in which the optionee recognizes the ordinary income. The disposition of shares acquired upon exercise of an NQO ordinarily will result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the NQO.

     Special rules may apply with respect to optionees who are reporting persons under Section 16 of the Exchange Act.

     If an option is exercised through the use of stock of the issuer previously owned by the optionee, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise.


IV.  APPROVAL OF AMENDMENTS TO THE PROPERTY
     CAPITAL TRUST 1992 STOCK OPTION PLAN
         ("EMPLOYEE STOCK OPTION PLAN")


        The Employee Stock Option Plan was adopted by the Board of Trustees and approved by the shareholders in November 1992. Subject to adjustment, an aggregate of 250,000 shares of Common Stock were reserved for issuance under the Employee Stock Option Plan, of which options for 171,350 Common Shares have been granted. Thus, prior to the approval of the proposed amendments to the Employee Stock Option Plan described below, options to purchase 76,650 Common Shares may be issued under the Employee Stock Option Plan.

     The Board of Trustees has adopted, subject to shareholder approval, amendments to the Employee Stock Option Plan to: (i) increase by 150,000 shares to 400,000 shares the total number of Common Shares available for award thereunder; (ii) provide for immediate vesting of stock options upon the occurrence of a Change of Control (as defined below) and (iii) change the name of the Employee Stock Option Plan to the "Property Capital Trust 1992 Employee Stock Option Plan."

     The Board of Trustees has proposed the amendment to increase the number of Common Shares available for award because only 76,650 Common Shares remain available for grant under the Employee Stock Option Plan and additional shares are needed in order to continue to enable the Trust to provide stock-based incentives to employees in order to retain the services of, and motivate, key employees.

     The Board has proposed the amendment to provide for the immediate vesting of outstanding options upon the occurrence of a "Change of Control" in order to provide employees with the certainty that all of their options may be exercised in the event the Trust engages in an extraordinary transaction of the type described below. The Employee Stock Option Plan currently provides for vesting in such circumstances at the discretion of the Board of Trustees. A "Change of Control" is defined in the Employee Stock Option Plan to have occurred if:

               (i) after the effective date of the Employee Stock Option Plan, any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Trust or any employee benefit plan of the Trust), becomes a beneficial owner directly or indirectly of securities representing 25% or more of the combined voting power of the then outstanding voting securities of the Trust; or

               (ii) a merger, consolidation, sale of all or substantially all of the assets of the Trust or contested election of Trustees or directors, or any combination of the foregoing, occurs and within two years of the occurrence of any of the foregoing, the individuals who were Trustees of the Trust immediately prior thereto (other than any person employed by the Trust) shall cease to constitute a majority of the Board of Trustees of the Trust or of the Board of Trustees or Directors of its successor by a merger, consolidation, sale of assets or similar event.

     The Board has proposed the amendment to change the name of the Employee Stock Option Plan to the "Property Capital

Trust 1992 Employee Stock Option Plan" to clarify that the
Employee Stock Option Plan is available only to employees of the Trust and to differentiate it from the Trustee Stock
Option Plan.

     The following is a summary of the Employee Stock Option
Plan. See Exhibit C hereto for the full text of the Employee Stock Option Plan, as proposed to be amended.

     The Employee Stock Option Plan is administered by the Compensation Committee (the "Committee") of the Board of Trustees, which consists of two or more members of the Board of Trustees, appointed by the Trustees, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

     The Committee has the authority, subject to the terms of the Employee Stock Option Plan, to determine when and to whom to make grants under the Employee Stock Option Plan, the number of shares to be covered by the grants and the terms, conditions, form and content of incentive options and nonqualified options offered pursuant to the Employee Stock Option Plan, to interpret the Employee Stock Option Plan and to amend and rescind rules and regulations relating to the Employee Stock Option Plan. Participation in the Employee Stock Option Plan is limited to key employees of the Trust and its subsidiaries who are selected from time to time by the Committee. In determining the employees to whom options are granted and the number of shares to be covered by each such option, the Committee takes into consideration the employee's present and potential contribution to the success of the Trust and its subsidiaries and such other factors as the Committee may deem proper and relevant. As of October 20, 1994, the Trust and its subsidiaries had an aggregate of 14 employees, 6 of whom are executive officers. Any person who would own, directly or indirectly, immediately after the granting of an option, more than 10% of the total combined voting power of all classes of stock of the Trust or its subsidiaries, except as permitted by the Code, is not to be eligible to receive ISOs (as defined below) under the Plan.

     The Trustees may alter, amend, suspend or terminate the Plan at any time; provided, however, that no such alteration, amendment, suspension or termination may adversely affect the rights of any person under any incen-tive option or nonqualified option theretofore granted to him or her without his or her consent.

     Under the terms of the Employee Stock Option Plan, Incentive Stock Options ("ISOs"), within the meaning of
Section 422 of the Code, may be granted to key employees of the Trust (including Trustees who are also employees), or its subsidiaries. Nonqualified Stock Options ("NQSOs") may be granted to key employees (including Trustees who are also employees) of the Trust or its subsidiaries. To the extent required by Rule 16b-3, no Trustee may be eligible to receive any ISOs or NQSOs unless the Committee consists entirely of "disinterested persons" as defined in Rule 16b-3.

     All grants of ISOs and NQSOs must be evidenced by a written agreement executed by the Trust and the optionee or offeree, and which specifies the terms and conditions of the grant, in accordance with the terms of the Employee Stock Option Plan. Each ISO granted under the Employee Stock Option Plan will be exercisable over a period of time determined by the Committee, but not more than 10 years from the date of grant. The exercise period for an NQSO may not exceed 10 years.

     The exercise price of an ISO may not be less than the fair market value of the Common Shares on the date of grant determined, generally, by reference to the last price of the sales of the Trust's Common Shares on the exchange where the Common Shares are listed. The Common Shares are listed on the American Stock Exchange and on October 7, 1994, the last reported sale price on such Exchange was $6.125 per share. Each option is exercisable in full or in part by payment of the option price in cash or, subject to the Committee's consent, by Common Shares previously owned. Holders of options do not have the rights of a shareholder of the Trust with respect to the Common Shares subject to an option granted under the Employee Stock Option Plan until a certificate or certificates for the shares have been delivered to such option holder.

     In the event of a stock split, stock dividend, reorganization, recapitalization or other change in capital structure of the Trust, appropriate adjustments may be made by the Committee in the number, kind or price of shares subject to outstanding options.

     Options may not be assigned or transferred by an optionee except by will or the laws of descent and distribu-tion. If an employee who has been granted options is terminated or resigns his employment with the Trust or its subsidiaries for any reason other than death, disability or for cause, all options which are exercisable as of the date of termination may be exercised for three months following the date of such termination or resignation. Options which are not exercisable as of the termination date are immediately terminated. If the employee resigns or is terminated for cause, all options held by the optionee terminate immediately and become void. If the optionee dies or becomes disabled, all options held, whether or not otherwise exercisable at the time of death or disability, may be exercised at any time within one year after the optionee's death or disability by the optionee, or, in the event of death, by the executor of the optionee's estate or the person who acquired the option by bequest or inheritance. In no case may options be exercised later than the expiration date stated in the grant.

     Nothing set forth in the Employee Stock Option Plan or in any option shall confer upon any holder of an option the right to continue in the employment of the Trust or any of its subsidiaries or affect the right of the Trust or any of its subsidiaries to terminate the option holder's employment at any time, subject, however, to the provisions of any agreement of employment between the Trust or any of its subsidiaries and the option holder.

     Under the applicable provisions of the Code, no tax will be payable by the recipient of an option at the time of grant. Upon exercise of an NQSO, the excess, if any, of the fair market value of the Common Shares with respect to which the option is exercised over the total option price of such shares will be treated for Federal tax purposes as ordinary income. Any gain or loss realized on the sale or exchange of any shares actually received will be treated as a capital gain or loss. The Trust will be entitled to deduct the amount, if any, by which the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price.

     With respect to an ISO, generally, no taxable gain or loss will be recognized when the option is exercised. The spread between the fair market value and the exercise price will be an item of tax preference for the employee for purposes of the alternative minimum tax. If the Common Shares acquired upon the exercise of an ISO are held for at least one year, any gain or loss realized by the employee upon their sale will be treated as long-term capital gain or loss. The Trust will not be entitled to a deduction. If the Common Shares are not held for the one-year period, ordinary income will be recognized in an amount equal to the difference between the amount realized on the sale and the price paid for the Common Shares to the extent the exercise price exceeded the grant price. Remaining gain, if any, would be capital gain. The Trust will be entitled to a deduction equal to the amount of any ordinary income so recognized by the employee. If the Common Shares are not held for the one-year period and the amount realized upon sale is less than the grant price, such difference will be a capital loss to the employee.


     The affirmative vote of a majority of the votes cast by holders of Common Shares at the meeting is required for approval of the amendments to the Employee Stock Option Plan. The Trustees recommend that the Trust's shareholders vote FOR the approval of the amendments to the Employee Stock Option Plan.



            V. RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT AUDITORS

        At the meeting, shareholders will vote on the ratification of the appointment of Ernst & Young LLP as the Trust's independent auditors for fiscal 1995. Ernst & Young LLP (or its predecessor) has served as the Trust's independent auditors since the Trust's inception in 1969. Ernst & Young LLP has no financial interest in the Trust and has not had any connection with the Trust in the capacity of promoter, underwriter, trustee, director, officer or employee.

        If the shareholders do not approve the appointment of Ernst & Young LLP, the Trustees will give consideration to the appointment of another independent auditor at the earliest practicable date. A representative of Ernst & Young LLP will be present at the Annual Meeting to answer any shareholder questions. The representative will be given the opportunity to make a statement if he or she desires to do so.

        The Audit Committee of the Trust and the Trustees recommend that the shareholders vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

          ANNUAL REPORT; INCORPORATION BY REFERENCE

        The Trust's Annual Report on Form 10-K for the fiscal year ended July 31, 1994 (which contains the Trust's audited consolidated financial statements) is being mailed to shareholders together with this Proxy Statement and is incorporated herein by reference. To the extent this Proxy
Statement has been or will be specifically incorporated by reference into any filing by the Trust under the Securities
Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee's Report on Compensation" and "Performance Graphs" shall not be deemed to be so incorporated unless specifically otherwise provided for in any such filing.

       SUBMISSION OF PROPOSALS FOR 1995 ANNUAL MEETING

        The 1995 Annual Meeting of Shareholders is scheduled to be held on November 29, 1995. In order to be considered for inclusion in the proxy material for that meeting, shareholder proposals must be received at the Trust's offices not later than June 27, 1995.


                              By Order of the Trustees,



                              WALTER F. LEINHARDT,
                              Secretary


Boston, Massachusetts
October 28, 1994

                                                   Exhibit A

                   PROPERTY CAPITAL TRUST

          AMENDED AND RESTATED DEFERRED STOCK PLAN
                   FOR NON-EMPLOYEE TRUSTEES


          1.   Purpose
          Property Capital Trust, a Massachusetts business trust (the "Trust"), hereby amends and restates its Deferred Compensation Plan for Trustees (the "Deferred Compensation Plan") by adopting the Property Capital Trust Deferred Stock Plan for Non-Employee Trustees (the Deferred Compensation Plan, as so amended and restated, referred to herein as the "Plan"). The purpose of the Plan is to promote the long-term growth and financial success of the Trust by attracting and retaining non-employee Trustees of outstanding ability and assisting the Trust in promoting a greater identity of interest between the Trust's non-employee trustees and its stockholders.

          The Plan is intended to allow the non-employee trustees participating in the Plan to be treated as "disinterested persons" with respect to other stock plans of the Trust, as defined in Rule 16b-3 ("Rule 16b-3"), adopted under the Securities Exchange Act of 1934, as amended.

          2.   Plan Operation

               2.1. Administration.

                    2.1.1  The Plan may be administered by a
committee (the "Committee") appointed by the Board of Trustees of the Trust (the "Board"), which Committee shall consist solely of two or more trustees. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

                    2.1.2  The Committee shall have the
authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                    2.1.3  The determination of the
Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.

                    2.1.4  No member of the Committee shall
be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

                    2.1.5  Notwithstanding anything to the
contrary contained herein: (i) unless and until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board, and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall be deemed to mean the Board.

          3.   Eligibility.

          Only trustees of the Trust who are not employees of the Trust or any affiliate of the Trust ("Eligible
Trustees") shall participate in the Plan.

          4.   Common Shares Subject to the Plan.

               4.1. Stock. Awards under the Plan shall be in the form of common shares, no par value, of the Trust and any other shares into which such common shares shall thereafter be changed by reason of any merger, reorganization, recapitalization, consolidation, split-up, combination of shares or similar event as set forth in and in accordance with this Section 4 (the "Shares"). If and to the extent that the Committee determines that it would be illegal, impracticable or inadvisable to issue Shares under the Plan, or to the extent Shares are unavailable, the Committee shall make any awards otherwise required under the Plan in cash or such other property as it determines in its reasonable discretion.

               4.2. Shares Available for Awards.  Subject to
Section 4.3 (relating to adjustments upon changes in capitalization), as of any date, the total number of Shares issuable under the Plan shall be 250,000. Shares that shall be issuable pursuant to the awards granted under the Plan shall be authorized and unissued Shares, treasury Shares or Shares purchased by, or on behalf of, the Trust in open-market transactions.

               4.3. Adjustments.  In the event of any
merger, reorganization, recapitalization, consolidation, sale or other distribution of all or substantially all of the assets of the Trust, any stock dividend, split, spin-off, split-up, split-off, distribution of securities or other property by the Trust, or other change in the Trust's corporate structure affecting the Shares, the number of Shares issuable under the Plan and the Share Units (as defined in Section 5.2) then credited to Accounts (as defined in Section 5.2) shall be appropriately adjusted as determined by the Committee in its sole discretion.

          5.   Elective Deferrals

               5.1.  Election.  Commencing on the effective
date of the Deferred Compensation Plan, each Eligible Trustee may elect to defer all or part of (i) the annual cash retainer payable to such Trustee for services as a member of the Board and its committees (the "Retainer") and/or (ii) fees payable to such Trustee for meetings of the Board or committees of the Board ("Meeting Fees"). An Eligible Trustee may make a deferral election by submitting an election form (an "Election Form") to the Secretary or any Assistant Secretary of the Trust, indicating: (i) the percentage of the Retainer and the percentage of Meeting Fees that are to be deferred; (ii) the date on which the commencement of payments of deferred amounts (the "Distribution Date") should begin, as contemplated by
Section 5.3.1; and (iii) whether distributions are to be made in a lump sum, installments or a combination thereof.
A deferral election shall become effective with respect to the Eligible Trustee's Retainer accruing on and after the first day of the calendar year following the date on which the Election Form is submitted to the Secretary or any Assistant Secretary (the "Election Date"), and with respect to the Eligible Trustee's Meeting Fees accruing on and after the first day of the calendar year following the Election Date. An election by an Eligible Trustee to defer all or part of the Retainer and/or Meeting Fees shall continue in effect until revoked by notice in writing to the Secretary or any Assistant Secretary of the Trust or unless no longer permitted by law or regulation (including under Rule 16b-3). In addition, the receipt of a new Election Form shall automatically revoke all previously filed Election Forms, provided, however, that no revocation shall be effective to make any change with respect to amounts deferred pursuant to previously filed Election Forms. An Eligible Trustee may designate, in the Election Form, one or more beneficiaries to receive any distributions under the Plan upon the death of the Eligible Trustee, and such designation may be changed at any time by submitting a new designation to the Secretary or any Assistant Secretary of the Trust, which shall become effective immediately upon receipt by the Secretary or such Assistant Secretary.

               5.2.  Share Unit Deferral.  The Eligible
Trustee's deferred Retainer and Meeting Fees (the "Deferred Amount") shall be credited to an account (an "Account") in units which are equivalent in value to Shares ("Share Units"). The Deferred Amount allocated to the Account shall be credited to the Account as of the first business day of the month following the month during which the Eligible Trustee otherwise would have become entitled to payment of the Retainer or Meeting Fees, as the case may be, and the number of Share Units credited to such Account shall be an amount equal to the result obtained by dividing (i) the Deferred Amount allocated to the Account by (ii) the Fair Market Value of a Share on the last business day of the month in which the Eligible Trustee otherwise would have become entitled to payment of such Retainer or Meeting Fees, as the case may be. If Share Units exist in an Eligible Trustee's Account on a dividend record date for the Trust's Shares, the Account shall be credited, on the dividend payment date, with an additional number of Share Units equal to (i) the product of (A) the cash dividend paid on one Share and (B) the number of Share Units in the Account on the dividend record date, (ii) divided by the Fair Market Value of a Share on the dividend payment date.

          5.3. Distributions.

               5.3.1  Distribution Date.  Each Eligible
Trustee shall designate on the Election Form one of the following dates as a Distribution Date with respect to the Deferred Amount credited to the Eligible Trustee's Account thereafter: (i) the first day of the calendar month following the date of the Eligible Trustee's death; (ii) the first day of the calendar month following the date of termination of service or retirement of an Eligible Trustee as a member of the Board of Trustees of the Trust; (iii) the first day of a calendar month following an Eligible Trustee's Disability (as defined in Section 7); or (iv) the earliest to occur of (i), (ii) or (iii).

               5.3.2  Distribution Method.  Distributions
shall be made from the Eligible Trustee's Account in the form of whole Shares and cash representing any fractional interest in a Share in a lump sum or in annual installments not to exceed ten, as elected by the Eligible Trustee. If an Eligible Trustee receives a distribution from his Account on an installment basis, amounts remaining in such Account before payment shall continue to be subject to the last sentence of Section 5.2.

          6.   Fair Market Value

          "Fair Market Value" shall mean, with respect to each Share for any day:

               6.1. if the Shares are listed for trading on the American Stock Exchange, the closing price, regular way, of the Shares as reported on the American Stock Exchange, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

               6.2.  if the Shares are not so listed, but
are listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System
("NASDAQ/NMS"), the closing price, regular way, of the Shares on such exchange or NASDAQ/NMS, as the case may be, on which the largest number of Shares have been traded in the aggregate on the preceding twenty trading days, or, if no such reported sale of the Shares shall have occurred on such date on such exchange or NASDAQ/NMS, as the case may be, on the next preceding date on which there was such a reported sale on such exchange or NASDAQ/NMS, as the case may be, or

               6.3.  if the Shares are not listed for
trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported.

          7.   Definition of Disability

          "Disability" shall mean, with respect to any Eligible Trustee, any condition which causes any Eligible
Trustee to be unable to substantially perform his services as a Trustee of the Trust for a period of three consecutive months or for an aggregate of five months within any 12 month period.

          8.   Issuance of Certificates

               8.1.  Restrictions on Transferability.  All
Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Trust may deem advisable or legally necessary under any laws, statutes, rules, regulations and other legal requirements, including, without limitation, those of any stock exchange upon which the Shares are then listed and any applicable federal, state or foreign securities law.

               8.2.  Compliance with Laws.  Anything to the
contrary herein notwithstanding, the Trust shall not be required to issue any Shares under the Plan if, in the opinion of legal counsel to the Trust, the issuance and delivery of such Shares would constitute a violation by the Eligible Trustee or the Trust of any applicable law or regulation of any governmental authority, including, without limitation, federal and state securities laws, or the regulation of any stock exchange on which the Trust's securities may then be listed. If and to the extent that the Committee determines that it would be illegal, impracticable or inadvisable to issue Shares under the Plan, or to the extent Shares are unavailable, the Committee shall make any distributions otherwise required under the Plan in cash or such other property as may be reasonably acceptable to the distributee.

          9.   Withholding Taxes

          The Trust shall require as a condition of delivery of any Shares to an Eligible Trustee that such Trustee remit an amount sufficient to satisfy all foreign, federal, state, local and other governmental withholding tax requirements relating thereto (if any) and any or all indebtedness or other obligation of the Eligible Trustees to the Trust.

          10.  Plan Amendments and Termination

          The Board of Trustees of the Trust may suspend or terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part, provided that no amendment or termination may adversely affect any rights of any Trustee that has accrued prior to the date of such amendment or termination, and provided, further, that any amendment for which shareholder approval is required by law or in order to maintain continued qualification of the Plan under Rule 16b-3 shall not be effective until such approval has been obtained. Upon termination of the Plan, the Board shall distribute to each participant in the Plan the entire amount of such participant's Account in the form of whole Shares and cash representing any fractional interest in a Share in a lump sum.

          11.  Listing, Registration and Legal Compliance

          If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance of Shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained. The term "Consent" as used herein with respect to any Plan Action means (i) the listing, registration or qualification of any Shares issued under the Plan on any securities exchange or under any foreign, federal, state or local law, rule or regulation,
(ii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or (iii) any and all written agreements and representations by an Eligible Trustee with respect to the disposition of Shares or with respect to any other matter which the Committee shall deem necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

          12.  Right of Discharge Reserved

          Nothing in the Plan shall confer upon any Eligible
Trustee the right to continue in the service of the Trust or affect any right that the Trust may have to terminate the service of such Eligible Trustee.

          13.  Other Payments or Awards

          Nothing contained in the Plan shall be deemed in any way to limit or restrict the Trust, any affiliate or the Board from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect. Any awards and payments made under this Plan shall constitute a special incentive payment to the Eligible Trustee and shall not be taken into account in computing the amount of compensation of the Eligible Trustee for the purposes of determining any pension, retirement, profit sharing, bonus, life insurance or other benefit plan of the Trust or any affiliate or
(ii) any agreement between the Trust or any affiliate, on the one hand, and the Eligible Trustee, on the other hand, except as such plan or agreement may otherwise expressly provide.

          14.  Rights Not Subject to Alienation, Etc.

          An Eligible Trustee's rights to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by the creditors of the Eligible Trustee or his beneficiary.

          15.  Rights as a Shareholder

          An Eligible Trustee shall not, by reason of any rights under the Plan, have any rights as a shareholder of the Trust with respect to the Shares until such Shares have been delivered to such Eligible Trustee.

          16.  Unfunded Plan

          The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Trust and any Eligible Trustee or other person and shall constitute a mere promise by the Trust to make benefit payments in the future. The Trust may, in its sole discretion, establish a separate trust to hold assets set aside to provide benefits under the Plan, provided that no Eligible Trustee shall have any interest in the assets of any such trust and the assets of such trust shall be available to pay claims of the Trust's general creditors on such terms and conditions as such trust may provide. To the extent any person holds any rights by virtue of a pending grant or deferral under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Trust.

          17.  Governing Law

          The Plan is deemed adopted, made and delivered in Massachusetts and shall be governed by the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within such commonwealth.

          18.  Severability

          If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any
Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

          19.  Notices

          All notices and other communications hereunder shall be given in writing and shall be personally delivered against receipt or sent by registered or certified mail, return receipt requested or by reputable overnight delivery service. Any notice shall be deemed given on the date of delivery or of mailing, and if mailed, shall be addressed
(a) to the Trust, at its principal headquarters, and (b) to an Eligible Trustee, at the Eligible Trustee's principal residential address last furnished to the Trust. Notices sent to the Trust shall be sent to Property Capital Trust, One Post Office Square, 21st Floor, Boston, Massachusetts
02109, Attention: William A. Bonn, Senior Vice President and Counsel. Either party may, by notice, change the address to which notice to such party is to be given.

          20.  Section Headings

          The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

          21.  Effective Date

          This amendment and restatement of the Plan shall become effective as of April 15, 1994 upon approval by the Trust's shareholders (the "Effective Date").

          22.  Exculpation

          It is understood that the obligations incurred by the Trust under or with respect to this Plan do not constitute personal obligations of the Trustees, officers, employees or shareholders of the Trust, or of any such Trustees, officers, employees or shareholders, and shall not create or involve any claim against, or personal liability on the part of, them or any of them. The Eligible Trustees agree not to seek recourse against any such Trustees, officers, employees or shareholders, or any of them or any their personal assets for satisfaction of any liability under or with respect to the Plan.

                                                   Exhibit B



                 PROPERTY CAPITAL TRUST 1994

         STOCK OPTION PLAN FOR NON-EMPLOYEE TRUSTEES
          Property Capital Trust, a Massachusetts business trust (the "Trust"), hereby formulates and adopts the following Stock Option Plan (the "Plan") for Eligible
Trustees of the Trust (as defined below).

          1.   Purpose.  The purpose of the Plan is to
secure for the Trust the benefits of the additional incentive inherent in the ownership of common shares, no par value, of the Trust ("Common Shares") by Eligible Trustees of the Trust and to help the Trust secure and retain the services of such Eligible Trustees.

          2. Administration. The Plan is intended to allow the Eligible Trustees receiving grants pursuant to it to be, with respect to other stock plans of the Trust, "disinterested persons" as defined in Rule 16b-3
("Rule 16b-3"), adopted under the Securities Exchange Act of 1934 (the "Exchange Act"), and, accordingly, is intended to be self-governing to the extent required by Rule 16b-3. To this end, the Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Trustees of the Trust (the "Board of Trustees"). The Board of Trustees may, in its discretion, delegate to the President of the Trust all authority and responsibility to act pursuant to this Plan. All references to the "Plan Administrators" in this Plan shall refer to either the Board of Trustees or the President, depending upon whether the Board of Trustees has delegated its authority pursuant to this Section 2.

          Subject to the express provisions of the Plan, the Plan Administrators shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Plan Administrators shall be conclusive.

          3. Common Shares Subject to Options. Subject to the adjustment provisions of Paragraph 14 below, a maximum of 100,000 Common Shares may be made subject to options granted under the Plan. If, and to the extent that, options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new options may be granted in respect of the shares covered by such terminated, expired or canceled options. The granting and terms of such new options shall comply in all respects with the provisions of the Plan.

          Common Shares sold upon the exercise of any option granted under the Plan may be authorized and unissued Common
Shares, issued Common Shares held in the Trust's treasury or both.

          There shall be reserved at all times for sale under the Plan a number of authorized and unissued Common Shares, Common Shares held in the Trust's treasury, or both, equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

          4.   Grant of Options.

               (1)  Awards.  If a person is elected or
re-elected as an Eligible Trustee at an annual meeting of shareholders of the Trust, such person will automatically receive on the date of such election or re-election an option to purchase 4,000 Common Shares.

               (2)  Type of Options.  All options granted
under the Plan shall be "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

          5.   Individuals Eligible.  Only trustees of the
Trust who are not employees of the Trust or any subsidiary of the Trust ("Eligible Trustees") shall participate in the Plan.

          A trustee receiving an option pursuant to the Plan is hereinafter referred to as an "Optionee."

          6. Price. The option price of each Common Share purchasable under any option granted pursuant to the Plan shall be the Fair Market Value (as defined below) thereof at the time the option is granted.

          For purposes of the Plan, "Fair Market Value" of a Common Share shall mean the average of the last prices of the sales of Common Shares on all securities exchanges on which the Common Shares may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges, or, if for any day on which the market value is being determined the Common Shares are not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System, or, if for any day on which the market value is being determined the Common Shares are not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

          7. Vesting of Options. Each option granted to an Optionee hereunder shall become vested and exercisable on the day immediately preceding the annual meeting of shareholders next succeeding the date of grant of such option.

          Upon the death or "permanent and total disability" within the meaning of section 22(e)(3) of the Code ("Disability") of an Eligible Trustee, each option held by such Optionee which has not theretofore vested and become exercisable shall immediately vest and become exercisable, and upon the occurrence of a Change of Control, each option which has not theretofore vested and become exercisable shall immediately vest and become exercisable. For purposes of this paragraph a "Change of Control" shall be deemed to have occurred if:

               (i)  after the effective date of this Plan,
     any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Trust or any employee benefit plan of the Trust)), becomes a beneficial owner directly or indirectly of securities representing 25% or more of the combined voting power of the then outstanding voting securities of the Trust; or

               (ii) a merger, consolidation, sale of all or substantially all of the assets of the Trust or contested election of Trustees or directors, or any combination of the foregoing occurs and within two years of the occurrence of any of the foregoing, the individuals who were Trustees of the Trust immediately prior thereto (other than any person employed by the Trust) shall cease to constitute a majority of the Board of Trustees of the Trust or of the Board of Trustees or Directors of its successor by a merger, consolidation, sale of assets or similar event.

All outstanding options, to the extent not vested in accordance with the foregoing, shall be forfeited on the date of termination of a Trustee's service as a Trustee of the Trust.

          8. Duration of Options. Notwithstanding any provision of the Plan to the contrary, the unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               a. The expiration of 15 years from the date on which such option was granted;

               b.   The expiration of five years from the
date the Optionee's service with the Trust (including advisory services) terminates other than by reason of a termination for cause, including termination by reason of death or Disability; provided, however, that if the Optionee's service has terminated by reason of Disability and the Trustee shall die during the five-year period following termination, the expiration of five years from the date of the Optionee's death; and

               c. The date the Optionee's service with the Trust shall terminate by reason of "cause" (as hereafter defined). Termination by reason of "cause" shall mean termination by reason of participation and conduct during the performance of services consisting of fraud, felony, willful misconduct or commission of any act which causes or may reasonably be expected to cause substantial damage to the Trust or any of its affiliates.

          9. Exercise of Options. An option granted under the Plan shall be deemed exercised when the person entitled to exercise the option (i) delivers written notice to the Trust at its principal business office, directed to the attention of its Chief Financial Officer, of the decision to exercise and (ii) concurrently tenders to the Trust full payment for the shares to be purchased pursuant to such exercise. Payment for shares with respect to which an option is exercised may be made in cash, check or money order or by Common Shares owned by the Optionee for at least six months prior to exercise.

          10. Nontransferability of Options. No option or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of an Optionee, only the Optionee (or the Optionee's court-appointed legal representative) may exercise an option.

          11. Rights of Optionee. Neither the Optionee nor the Optionee's executor or administrator shall have any of the rights of a shareholder of the Trust with respect to the shares subject to an option until certificates for such shares shall actually have been issued upon the due exercise of such option. No adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such shares has been made therefor.

          12. Right to Terminate Service. Nothing in the Plan or in any option shall confer upon any Optionee the right to continue in the services of the Trust or affect the right of the shareholders of the Trust to terminate the Optionee's service at any time, subject, however, to the provisions of any agreement between the Trust and the Optionee.

          13.  Nonalienation of Benefits.  No right or
benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

          14. Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, stock change, reclassification, recapitalization or combination of shares which changes the character or amount of the Common Shares, prior to exercise of any portion of an option theretofore granted under the Plan, such option, to the extent that it shall not have been exercised, shall entitle the Optionee (or the Optionee's executor or administrator) upon its exercise to receive in substitution therefor such number and kind of shares as the Optionee would have been entitled to receive if the Optionee had actually owned the stock subject to such option at the time of the occurrence of such change; provided, however, that if the change is of such a nature that the Optionee, upon exercise of the option, would receive property other than shares of stock, the Board of Trustees shall make an appropriate adjustment in the option to provide that the Optionee (or the Optionee's executor or administrator) shall acquire upon exercise only shares of stock of such number and kind as the Board of Trustees, in its sole judgment, shall deem equitable.

          In the event that any transaction (other than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Common Shares subject to any unexercised option, the Board of Trustees of the surviving or acquiring corporation shall make such similar adjustment as is permissible and appropriate.

          If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

          In the event the Trust makes a distribution on the Common Shares in respect of any given fiscal quarter which exceeds the sum of (i) "Income before Gains (Losses) from Real Estate Investments and Extraordinary Item" and (ii) "Depreciation", or the successor categories for such items, as shown on the Trust's financial statements for such quarter, the exercise price of outstanding options shall thereupon be reduced (dollar-for-dollar) by the amount of any such excess distribution (calculated on a per share basis); provided, however, that in no event shall the exercise price be reduced as a result of the adjustments provided for in this Section 14 to less than $1.00 per share.

          15. Form of Agreements with Optionees. Each option granted pursuant to the Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Plan Administrators shall provide for such option.

          16. Purchase for Investment. Whether or not the options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Trust to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Trust will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

          17.  Termination and Amendment of Plan and
Options. Unless the Plan shall theretofore have been terminated as hereinafter provided, options may be granted under the Plan, as provided in Paragraph 4 hereof, prior to the tenth anniversary of the Effective Date (as defined below) on which date the Plan will expire, except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, have expired or have been canceled.

          The Plan may be terminated or amended at any time by the Board of Trustees; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements, (ii) the provisions of the Plan with respect to eligibility for participation or the timing or amount of grants of awards and the option price shall not be amended more than once every six months (other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), and (iii) any amendment for which stockholder approval is required by law or in order to maintain continued qualification of the Plan under Rule 16b-3 shall not be effective until such approval has been obtained.

          No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to such option.

          18.  Effective Date of Plan.  The Plan shall
become effective upon its adoption by the Board of Trustees (the "Effective Date"), subject, however, to its approval by the Trust's shareholders within 12 months after the date of such adoption.

          19.  Government and Other Regulations.  The
obligation of the Trust with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of any securities exchange on which the Common Shares may be listed.

          20.  Withholding.  The Trust's obligation to
deliver Common Shares in respect of any option granted under the Plan shall be subject to all applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due upon the exercise of any option, may be paid in Common Shares (including the withholding of shares subject to an option).

          21. Separability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Paragraph or part of a Paragraph so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Paragraph or part of a Paragraph to the fullest extent possible while remaining lawful and valid.

          22. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board of Trustees nor the submission of the Plan to the shareholders of the Trust for approval shall be construed as creating any limitation on the power of the Board of Trustees to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          23. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

          24.  Exculpation.  It is understood that the
obligations incurred by the Trust under or with respect to this Plan do not constitute personal obligations of the Trustees, officers, employees or shareholders of the Trust, or of any such Trustees, officers, employees or shareholders, and shall not create or involve any claim against, or personal liability on the part of, them or any of them. The Optionees agree to look solely to the assets of the Trust for satisfaction of any liability of the Trust under or with respect to the Plan and not to seek recourse against any such Trustees, officers, employees or shareholders, or any of them or any their personal assets for such satisfaction.

                                                     Exhibit C

  (Bracketed text to be deleted; underlined text to be added pursuant to the proposed Amendments)

                    PROPERTY CAPITAL TRUST

               1992 EMPLOYEE STOCK OPTION PLAN


          Property Capital Trust, a Massachusetts business
trust (the "Trust"), hereby formulates and adopts the
following 1992 Employee Stock Option Plan (the "Plan") for
               --------
key employees of the Trust and its Subsidiaries (as defined in Paragraph 5).

          1.   Purpose.  The purpose of the Plan is to
secure for the Trust the benefits of the additional incentive inherent in the ownership of common shares, no par value, of the Trust ("Common Shares") by selected key employees of the Trust and its Subsidiaries who, in the judgment of the Committee (as defined in Paragraph 2), are important to the success and the growth of the business of the Trust and its Subsidiaries (as defined in Paragraph 5) and to help the Trust and its Subsidiaries secure and retain the services of such employees.

          2.   Administration.  The Plan shall be
administered in a manner consistent with the requirements for exemptive relief under Rule 16b-3 or its successor provision under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Plan shall be administered by a committee (the "Committee") consisting solely of two or more members of the Board of Trustees of the Trust (the "Board of Trustees"), each of whom shall be a "disinterested person", within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall select one of its members as Chairman and shall make such rules and regulations as it shall deem appropriate concerning the holding of its meetings and transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Trustees, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Trustees.

          Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determinations of the Committee shall be conclusive.

          3. Common Shares Subject to Options. Subject to the adjustment provisions of Paragraph 13 below, a maximum of 400,000 shares of Common Shares may be made subject to
   -------
options granted under the Plan. If, and to the extent that, options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new options may be granted in respect of the shares covered by such terminated, expired or canceled options. The granting and terms of such new options shall comply in all respects with the provisions of the Plan.

          Shares sold upon the exercise of any option granted under the Plan may be shares of authorized and unissued Common Shares, shares of issued Common Shares held in the Trust's treasury, or both.

          There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Shares, shares of Common Shares held in the Trust's treasury, or both, equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

          4. Grant of Options. The Committee shall have the authority and responsibility, within the limitations of the Plan, to determine the employees to whom options are to be granted, whether the options granted shall be "incentive stock options" ("Incentive Options"), within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or options which are not Incentive Options ("Nonqualified Options"), the number of shares that may be purchased under each option and the option price. Subject to paragraph 6, the option price may be a specified price, a price subject to adjustment at or prior to exercise upon the occurrence of specified events or a floating price. The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive options, and the form, term, provisions, amount and timing of the grant of such options) need not be uniform and may be made selectively among persons who are eligible to receive options under the Plan, whether or not such persons are similarly situated. In determining the employees to whom options shall be granted and the number of shares to be covered by each such option, the Committee shall take into consideration the employee's present and potential contribution to the success of the Trust and its Subsidiaries and such other factors as the Committee may deem proper and relevant.

          5. Individuals Eligible. Options may be granted to any key employee of the Trust or any of its Subsidiaries.

          For purposes of the Plan, a "Subsidiary" of the Trust shall mean any "subsidiary corporation", as such term is defined in section 424(f) of the Code. An entity shall be deemed a Subsidiary of the Trust only for such periods as the requisite ownership relationship is maintained.

          No person who would own, directly or indirectly, immediately after the granting of an option to such person, more than 10% of the total combined voting power of all classes of stock of the Trust or any of its Subsidiaries, except as permitted by section 422(c)(5) of the Code, shall be eligible to receive an Incentive Option under the Plan.

          An employee receiving an option pursuant to the Plan is hereinafter referred to as an "Optionee".

          6. Price. The option price of each share of Common Shares purchasable under any Incentive Option granted pursuant to the Plan shall not be less than the Fair Market Value (as defined below) thereof at the time the option is granted. The Committee is hereby given the authority to determine the price at which any Nonqualified Option may be granted.

          For the purposes of the Plan, the term "Fair
Market Value" of the Shares shall mean (i) if the Shares are listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market on the day for which the Market Value is being determined, the average of the last prices of the sales of the Shares on all securities exchanges on which the Shares may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and a lowest asked prices on all such exchanges, or, if for any day on which the Market Value is being determined the Shares are not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System, or, if for any day on which the Market Value is being determined the Shares are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; or (ii) if at any time the Shares are not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market on the day for which the Market Value is being determined, the fair market value of the Shares determined by the Committee in its sole discretion.

          7. Duration of Options. Except as otherwise provided by the Committee, in its sole discretion, each option granted hereunder shall become exercisable, in whole
or in part, over a period of time and in such percentages to be determined by the Committee, but not longer than ten years; provided, however, that if an Optionee's employment with the Trust or any Subsidiary shall terminate by reason of death or "permanent and total disability", within the meaning of section 422(e)(3) of the Code ("Disability"), each outstanding option granted to such Optionee shall
become exercisable in full in respect of the aggregate
number of shares covered thereby; provided further, upon the
                                  --------------------------
occurrence of a Change of Control, each option which has not
- ------------------------------------------------------------
theretofore vested and become exercisable shall immediately
- -----------------------------------------------------------
vest and become exercisable.  For purposes of this paragraph
- ------------------------------------------------------------
a "Change of Control" shall be deemed to have occurred if:
- ----------------------------------------------------------

               (i)  after the effective date of this Plan,
               -------------------------------------------
     any "person" (as such term is used in Sections 13(d)
     ----------------------------------------------------
     and 14(d) of the Exchange Act (other than the Trust or
     ------------------------------------------------------
     any employee benefit plan of the Trust)), becomes a
     ---------------------------------------------------
     beneficial owner directly or indirectly of securities
     -----------------------------------------------------
     representing 25% or more of the combined voting power
     -----------------------------------------------------
     of the then outstanding voting securities of the Trust;
     -------------------------------------------------------
     or
     --
               (ii)  a merger, consolidation, sale of all or
     -------------------------------------------------------
     substantially all of the assets of the Trust or
     -----------------------------------------------
     contested election of Trustees or directors, or any
     ---------------------------------------------------
     combination of the foregoing occurs and within two
     --------------------------------------------------
     years of the occurrence of any of the foregoing, the
     ----------------------------------------------------
     individuals who were Trustees of the Trust immediately
     ------------------------------------------------------
     prior thereto (other than any person employed by the
     ----------------------------------------------------
     Trust) shall cease to constitute a majority of the
     --------------------------------------------------
     Board of Trustees of the Trust or of the Board of
     -------------------------------------------------
     Trustees or Directors of its successor by a merger,
     ---------------------------------------------------
     consolidation, sale of assets or similar event.
     ----------------------------------------------


          Notwithstanding any provision of the Plan to the contrary, the unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (a) The expiration of 10 years from the date on which such option was granted;

               (b) The expiration of one year from the date the Optionee's employment with the Trust or any of its

     Subsidiaries shall terminate by reason of Disability;
     provided, however, that if the Optionee shall die during such one-year period, the provisions of subparagraph (c) below shall apply;

               (c) The expiration of one year from the date of the Optionee's death, if such death occurs either during employment with the Trust or any of its Subsidiaries or during the one-year period described in subparagraph (b) above;

               (d)  The date the Optionee's employment
     with the Trust or any of its Subsidiaries shall terminate by reason of "cause" (as hereafter defined). Termination by reason of "cause" shall mean termination by reason of participation in conduct during employment consisting of fraud, commission of a felony, willful misconduct or commission of any act which causes or may reasonably be expected to cause substantial damage to the Trust or any of its Subsidiaries;

               (e)  The expiration of three months from the
     date the Optionee's last employment with the Trust or any of its Subsidiaries shall terminate other than by reason of death, Disability or termination for cause;
     and

               (f)  In whole or in part, at such earlier
     time or upon the occurrence of such earlier event as the Committee in its discretion may provide upon the granting of such option.

          The Committee may determine whether any given leave of absence constitutes a termination of employment.
The options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Trust or any of its Subsidiaries.

          8. Exercise of Options. An option granted under this Plan shall be deemed exercised when the person entitled to exercise the option (a) delivers written notice to the Trust at its principal business office, directed to the attention of its Secretary, of the decision to exercise, (b) concurrently tenders to the Trust full payment for the shares to be purchased pursuant to such exercise, and (c) complies with such other reasonable requirements as the Committee establishes pursuant to Paragraph 2 of the Plan. Payment for shares with respect to which an option is exercised may be made in cash, check or money order and, subject to the Committee's consent, by Common Shares previously owned.

          9. Nontransferability of Options. No option or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of an Optionee, only the Optionee (or the Optionee's court-appointed legal representative) may exercise an option. In the Committee's discretion, an option may be transferred pursuant to a "qualified domestic relations order", as defined in section
414(p) of the Code.

          10. Rights of Optionee. Neither the Optionee nor the Optionee's executor or administrator shall have any of the rights of a shareholder of the Trust with respect to the shares subject to an option until certificates for such shares shall actually have been issued upon the due exercise of such option. No adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such shares has been made therefor.

          11. Right to Terminate Employment. Nothing in the Plan or in any option shall confer upon any Optionee the right to continue in the employment of the Trust or any of its Subsidiaries or affect the right of the Trust or any of its Subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Trust or any of its Subsidiaries and the Optionee.

          12.  Nonalienation of Benefits.  No right or
benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

          13. Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, stock change, reclassification, recapitalization or combination of shares which changes the character or amount of Common Shares prior to exercise of any portion of an option theretofore granted under the Plan, such option, to the extent that it shall not have been exercised, shall entitle the Optionee (or the Optionee's executor or administrator) upon its exercise to receive in substitution therefor such number and kind of shares as the Optionee would have been entitled to receive if the Optionee had actually owned the stock subject to such option at the time of the occurrence of such change; provided, however, that if the change is of such a nature that the Optionee, upon exercise of the option, would receive property other than shares of stock, the Committee shall make an appropriate adjustment in the option to provide that the Optionee (or the Optionee's executor or administrator) shall acquire upon exercise only shares of stock of such number and kind as the Committee, in its sole judgment, shall deem equitable; and, provided further, that any such adjustment shall be made so as to conform to the requirements of section 424(a) of the Code.

          In the event that any transaction (other than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Common Shares subject to any unexercised option, the Board of Trustees or Directors of the surviving or acquiring entity shall make such similar adjustment as is permissible and appropriate. If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

          [14. Reorganization. In the event that the Trust is merged or consolidated with another entity, or in the event that all or substantially all of the assets of the Trust are acquired by another entity, or in the event of a reorganization or liquidation of the Trust (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board of Trustees shall propose that the Trust enter into a Reorganization Event, the Committee may, in its discretion, (i) by written notice to each Optionee, provide that his options will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the exercisability of such options); and (ii) advance the date or dates upon which any or all outstanding options shall become exercisable. Whenever deemed appropriate by the Committee, any action referred to in this Paragraph 14 above may be made conditional upon the consummation of the applicable Reorganization Event.]

          14. Purchase for Investment. Whether or not the options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Trust to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Trust will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

          15. Form of Agreements with Optionees. Each option granted pursuant to the Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Committee shall provide for such option. The effective date of the granting of an option shall be the date determined by the Committee, in its sole discretion. Each Optionee shall be notified promptly of such grant, and a written agreement shall be promptly executed and delivered by the Trust and the Optionee.

          16.  Termination and Amendment of Plan and
Options. Unless the Plan shall theretofore have been terminated as hereinafter provided, options may be granted under the Plan at any time, and from time to time, prior to the tenth anniversary of the Effective Date (as defined below), on which date the Plan will expire, except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, have expired or have been canceled.

          The Plan may be terminated or amended at any time by the Board of Trustees; provided, however, that any such amendment shall comply with all applicable laws (including
Code section 422), applicable stock exchange listing requirements, and applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange
Act.

          No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to such option. With the consent of the Optionee and subject to the terms and conditions of the Plan, the Committee may amend outstanding option agreements with any Optionee.

          17.  Effective Date of Plan.  The Plan shall
become effective upon its adoption by the Board of Trustees (the "Effective Date"), subject, however, to its approval by the Trust's shareholders within 12 months before or after the date of such adoption.

          18.  Government and Other Regulations.  The
obligation of the Trust with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of any securities exchange on which the Common Shares may be listed.

          19.  Withholding.  The Trust's obligation to
deliver Common Shares in respect of any option granted under the Plan shall be subject to all applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due upon the exercise of any option (or upon any disqualifying disposition of Common Shares subject to an Incentive Option), in the Committee's sole discretion, may be paid in Common Shares (including the withholding of shares subject to an option) upon such terms and conditions as the Committee may determine.

          20.  Separability.  If any of the terms or
provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act and/or section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and/or section 422 of the Code. With respect to Incentive Options, if the Plan does not contain any provision required to be included herein under section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any option which is intended to qualify as an Incentive Option cannot so qualify, such option, to that extent, shall be deemed to be a Nonqualified Option for all purposes of the Plan.

          21. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board of Trustees nor the submission of the Plan to the shareholders of the Trust for approval shall be construed as creating any limitation on the power of the Board of Trustees to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          22.  Exclusion from Pension and Profit-Sharing
Computation. By acceptance of an option, each Optionee shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Trust or any of its Subsidiaries. In addition, such option will not affect the amount of any life insurance coverage, if any, provided by the Trust on the life of the Optionee which is payable to such beneficiary under any life insurance plan covering employees of the Trust or any of its Subsidiaries.

          23. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

          24.  Exculpation.  It is understood that the
obligations incurred by the Trust under or with respect to this Plan do not constitute personal obligations of the Trustees, officers, employees or shareholders of the Trust, or of any such Trustees, officers, employees or shareholders, and shall not create or involve any claim against, or personal liability on the part of, them or any of them. The Optionees agree to look solely to the assets of the Trust for satisfaction of any liability of the Trust under or with respect to the Plan and not to seek recourse against any such Trustees, officers, employees or shareholders, or any of them or any their personal assets for such satisfaction.

                       [Front of Card]

                   PROPERTY CAPITAL TRUST
                   One Post Office Square
                Boston, Massachusetts  02109
                       PROXY FOR THE
               ANNUAL MEETING OF SHAREHOLDERS,
                 November 30, 1994 at 2 p.m.
      This Proxy is solicited on behalf of the Trustees


     THE UNDERSIGNED hereby appoint(s) JOHN A. CERVIERI JR. and WALTER F. LEINHARDT, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote as Proxy at the Annual Meeting of Shareholders of Property Capital Trust (the "Trust"), to be held in the Board Room, 33rd Floor, 225 Franklin Street, Boston, Massachusetts, on Wednesday, November 30, 1994, at 2:00 P.M., or at any adjournments or postponements thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

     If only one of said attorneys and proxies or substitutes shall be present at such meeting or at any adjournments or postponements thereof, then that one shall have all the powers granted to such attorneys and proxies.

     Properly executed proxies will be voted as marked, and if not marked will be voted in favor of the election of the nominees listed in the accompanying Proxy Statement and "For" the propositions referred to in items 2 through 5.

          PLEASE VOTE AND SIGN ON THE OTHER SIDE AND RETURN
          PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or title.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

_______________________________   _______________________________

_______________________________   _______________________________

                       [Back of Card]

1.   The election of seven Trustees: Walter M. Cabot, John A.
     Cervieri Jr., Graham O. Harrison, Walter F. Leinhardt,
     Edward H. Linde, Robert M. Melzer and Glenn P. Strehle.

 FOR [  ]  WITHHOLD AUTHORITY TO VOTE FOR [  ]  FOR ALL EXCEPT [  ]

     If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominee(s).

2. Approval of the Amended and Restated Deferred Stock Plan for Non-Employee Trustees.

              FOR [   ]   AGAINST [   ]    ABSTAIN [   ]

3.   Approval of the Property Capital Trust 1994 Stock Option
     Plan for Non-Employee Trustees

              FOR [   ]   AGAINST [   ]    ABSTAIN [   ]

4.   Approval of Amendments to the Property Capital Trust 1994
     Stock Option Plan.

              FOR [   ]   AGAINST [   ]    ABSTAIN [   ]

5. The ratification of the appointment of Ernst & Young LLP to serve as the independent auditors for the fiscal year ending July 31, 1995.

              FOR [   ]   AGAINST [   ]    ABSTAIN [   ]

5. In their discretion upon any and all other matters which may properly come before the meeting or any adjournments or postponements thereof.


                  Mark box at right if comments or        [   ]
                    address change have been noted on the
                    reverse side of this card.


Please be sure to sign and date this Proxy.    DATE ______________________

The undersigned acknowledge(s) receipt of the Notice of Meeting and Proxy Statement relating to this meeting, and of the Annual Report of the Trust for its fiscal year ended July
31, 1994. The undersigned hereby revokes any proxies heretofore given to vote said shares.



- ---------------------             ------------------
Shareholder sign here             Co-owner sign here